UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2023

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	INPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 14, 2023, Inpixon (the “Company”) issued a press release regarding its financial results for the quarter ended September 30, 2023 and announced that it will provide a business update as well as a presentation by the management of Damon Motors Inc. (“Damon”) following the recently announced planned spin-off of the Company’s newly formed subsidiary Grafiti Holding Inc. (“Grafiti”), which will hold the Company’s UK SAVES business, and the proposed subsequent business combination of Grafiti and Damon.

The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein, and the description of the press release is qualified in its entirety by reference to such Exhibit.

The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The Company is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of GAAP to non-GAAP results is provided in the attached Exhibit 99.1 press release.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on April 14, 2023, the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notified the Company that for the last 30 consecutive business days, the bid price for the Company’s common stock had closed below the minimum $1.00 per share requirement for continued inclusion on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). Therefore, in accordance with Listing Rule 5810(c)(3)(A), the Company was provided 180 calendar days, or until October 11, 2023, to regain compliance with the Bid Price Rule. The Company’s common stock did not regain compliance with the minimum $1 bid price per share requirement by October 11, 2023. However, on October 12, 2023, Nasdaq notified the Company that it was eligible for an additional 180 calendar day period or until April 8, 2024, to regain compliance.

On November 9, 2023, the Company received notice (the “November 9 Letter”) from Nasdaq that Nasdaq had determined that as of November 8, 2023, the Company’s securities had a closing bid price of $0.10 or less for ten consecutive trading days triggering application of Listing Rule 5810(c)(3)(A)(iii) which states in part: if during any compliance period specified in Rule 5810(c)(3)(A), a company’s security has a closing bid price of $0.10 or less for ten consecutive trading days, the Listing Qualifications Department shall issue a Staff Delisting Determination under Rule 5810 with respect to that security (the “Low Priced Stocks Rule”). As a result, the Staff has issued a letter notifying the Company of its determination to delist the Company’s securities from Nasdaq effective as of the opening of business on November 20, 2023, unless the Company requests an appeal of the Staff’s determination on or prior to November 16, 2023, pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series.

The Company intends to request a hearing before the Nasdaq Hearings Panel (the “Panel”) to appeal the determination described in the November 9 Letter and to address compliance with the Low-Priced Stocks Rule no later than November 16, 2023. The Company may cure the bid price deficiency to regain compliance with the Low Priced Stock Rule by effecting a reverse stock split to increase the price per share of its common stock. A reverse stock split also would be expected to allow the Company to regain compliance with the Bid Price Rule. At a special meeting of stockholders held on September 29, 2023, the Company obtained the necessary stockholder approval of an amendment to the Company’s articles of incorporation to effect a reverse stock split of the Company’s outstanding common stock, at a ratio between 1-for-2 and 1-for-50 (the “Reverse Split Ratio”), to be determined at the discretion of the Company’s board of directors. The Company also intends to seek an increase in the Reverse Split Ratio for the purpose of satisfying the bid price requirements applicable for initial listing applications in connection with the closing of the previously disclosed proposed transaction between the Company and XTI Aircraft Company (“XTI”). The proposed transaction between the Company and XTI is anticipated to close prior to the end of this year and as a result, the Company expects that it will be able to cure the bid price deficiencies in connection with the closing of the XTI transaction.

Assuming the Company appeals the delisting determination as indicated above, the November 9 Letter has no immediate effect on the listing of the Company’s common stock and its common stock will continue to be listed on the Nasdaq Capital Market under the symbol “INPX”. While the appeal process is pending, the suspension of trading of the Company’s common stock would be stayed and the Company’s common stock would continue to trade on The Nasdaq Capital Market until the hearing process concludes and the Panel issues a written decision. The Company has been informed that hearings are typically scheduled to occur approximately 30 to 45 days after the date of the hearing request.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to (i) the Company’s ability to regain or maintain compliance with the Bid Price Rule, the Low-Priced Stocks Rule or any other Nasdaq continued listing requirement and (ii) the Company’s intention to effect a reverse stock split. The words “intend,” “may,” “should,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. In that regard, there are no assurances that a hearing would be granted, that a favorable decision would be obtained from the Panel if a hearing is held or that the undertaking of a reverse stock split or the effectiveness of a reverse stock split will enable the Company to maintain the listing of its common stock on The Nasdaq Capital Market. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s filings with the U.S. Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 14, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: November 14, 2023	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

3